Exhibit 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group, Inc. 2014 Omnibus Incentive Compensation Plan; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, James F. Schott, and Jodi J. Caro or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 14th day of May, 2014.

/s/ William J. Brodsky
William J. Brodsky
Director

Exhibit 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group, Inc. 2014 Omnibus Incentive Compensation Plan; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, James F. Schott, and Jodi J. Caro or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 14th day of May, 2014.

/s/ Albert J. Budney, Jr.
Albert J. Budney, Jr.
Director

Exhibit 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group, Inc. 2014 Omnibus Incentive Compensation Plan; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, James F. Schott, and Jodi J. Caro or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 14th day of May, 2014.

/s/ Ellen Carnahan
Ellen Carnahan
Director

Exhibit 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group, Inc. 2014 Omnibus Incentive Compensation Plan; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, James F. Schott, and Jodi J. Caro or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 14th day of May, 2014.

/s/ Michelle L. Collins
Michelle L. Collins
Director

Exhibit 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group, Inc. 2014 Omnibus Incentive Compensation Plan; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, James F. Schott, and Jodi J. Caro or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 14th day of May, 2014.

/s/ Kathryn M. Hasselblad-Pascale
Kathryn M. Hasselblad-Pascale
Director

Exhibit 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group, Inc. 2014 Omnibus Incentive Compensation Plan; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, James F. Schott, and Jodi J. Caro or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 14th day of May, 2014.

/s/ John W. Higgins
John W. Higgins
Director

Exhibit 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group, Inc. 2014 Omnibus Incentive Compensation Plan; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, James F. Schott, and Jodi J. Caro or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 14th day of May, 2014.

/s/ Paul W. Jones
Paul W. Jones
Director

Exhibit 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group, Inc. 2014 Omnibus Incentive Compensation Plan; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, James F. Schott, and Jodi J. Caro or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 14th day of May, 2014.

/s/ Holly Keller Koeppel
Holly Keller Koeppel
Director

Exhibit 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group, Inc. 2014 Omnibus Incentive Compensation Plan; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, James F. Schott, and Jodi J. Caro or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 14th day of May, 2014.

/s/ Michael E. Lavin
Michael E. Lavin
Director

Exhibit 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group, Inc. 2014 Omnibus Incentive Compensation Plan; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, James F. Schott, and Jodi J. Caro or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 14th day of May, 2014.

/s/ William F. Protz, Jr.
William F. Protz, Jr.
Director

Exhibit 24

POWER OF ATTORNEY

WHEREAS, INTEGRYS ENERGY GROUP, INC. a Wisconsin corporation (hereinafter referred to as the "Corporation") will file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a Form S-8 Registration Statement for the Integrys Energy Group, Inc. 2014 Omnibus Incentive Compensation Plan; and

WHEREAS, the undersigned is a Director of the Corporation;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Charles A. Schrock, James F. Schott, and Jodi J. Caro or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments (including post-effective amendments) to said statement, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this document this 14th day of May, 2014.

/s/ Charles A. Schrock
Charles A. Schrock
Director